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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 August 9, 2002
                        (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                  001-13643                    73-1520922
(State or other jurisdiction      (Commission                 (IRS Employer
       of incorporation)          File Number)              Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)

                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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        The following exhibits are furnished with this Current Report on
        Form 8-K:

        99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 9, 2002.

        99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 9, 2002.

Item 9. Regulation FD Disclosure
------- ------------------------

        ONEOK, Inc. (the "Company") is furnishing as exhibits to this Current Report on Form 8-K the Statement Under Oath of its Principal Executive Officer and its Principal Financial Officer regarding facts and circumstances relating to Securities Exchange Act filings as exhibits
        99.1 and 99.2, respectively. David L. Kyle, Chairman of the Board, President and Chief Executive Officer of the Company and Jim Kneale Senior Vice President, Treasurer and Chief Financial Officer of the Company, signed these statements on August 9, 2002. The statements were filed with the Securities and Exchange Commission pursuant to the Commission's Order No. 4-460 (June 27, 2002) on August 9, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             ONEOK, Inc.

Date:  August 12, 2002                  By:  /s/ Jim Kneale
                                             ----------------------------------
                                             Jim Kneale
                                             Senior Vice President, Treasurer
                                             and Chief Financial Officer
                                             (Principal Financial Officer)




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